                                THE RIVERFRONT
                            STOCK APPRECIATION FUND

                                 ANNUAL REPORT
                              SEPTEMBER 30, 1995


Dear Shareholders:

After a slow start, the 12 months through September 30, 1995, proved to be an excellent period for stock investors as major market indexes continued to hit new highs. The Riverfront Stock Appreciation Fund gained 25.12% during the period, compared to a 29.7% gain for the Standard & Poor's 500 Stock Index, the benchmark for the Fund.

The Fund's investment policy is to invest in stocks of companies that seem likely to deliver superior earnings growth, with an emphasis on small and mid-sized companies. In fact, during the past five years the average annual earnings growth rate of the companies whose shares were owned by the Fund was roughly 35%.

OPPORTUNITIES IN TECHNOLOGY

During the recent 12-month period, many stocks in the technology sector exhibited strong earnings growth potential. The Fund's technology holdings typically accounted for 20% to 25% of its portfolio -- with that percentage going as high as 37%, as stock prices rose.

The Fund's technology investments included shares of companies such as Bay Network and Cisco Systems, which make computer networks and networking products to address corporate communications needs and to improve business productivity. Other technology holdings that helped the Fund's performance included Informix, which makes software to manage databases, and U.S. Robotics, which manufactures modems.

RAPID GROWTH IN FINANCIAL SERVICES

Other industries also offered significant opportunities to buy shares of fast-growing firms at reasonable prices. For example, the financial services sector benefited from the strong economy and falling interest rates, which increased demand for loans. The Fund seized the opportunity to invest in regional banks such as the Bank of Boston, which was a good performer. In addition, the stock and bond markets' strong gains buoyed results at brokerage firms such as Charles Schwab, which also was among the Fund's holdings.

In addition, despite a generally poor environment for retail firms, some speciality retailers offered good opportunities for the Fund. Companies such as CompUSA, a speciality computer store whose shares were owned by the Fund, continue to take market share away from department stores and other retail outlets. Likewise, some discounters have gained ground. As a result, the Fund benefited from its investments in companies such as Men's Wearhouse, which sells discounted men's clothing.

NEW FUND, SAME STRATEGY

Effective September 29, 1995, the MIM Stock Appreciation Fund was combined with the MIM Stock Fund to become The Riverfront Stock Appreciation Fund. The new Fund will continue to operate under the same portfolio manager and pursue the same growth-oriented strategy as the MIM Stock Appreciation Fund.

We will continue to seek out shares of rapidly growing companies in industries such as technology and health care, as well as other areas that look promising. Such an approach requires a willingness to ride out volatile periods in the market. But we believe that our strategy has the potential to deliver solid returns for long-term investors.

If you have any questions about your investment in The Riverfront Stock Appreciation Fund or require a prospectus, please call us at 1-800-424-2295.


Sincerely,


/s/ Stephen G. Mintos               /s/ Martin Weisberg
Stephen G. Mintos                   Martin Weisberg
Chairman                            Portfolio Manager
The Riverfront Funds, Inc.

November 19, 1995



THE RIVERFRONT FUNDS ARE NOT FDIC INSURED AND ARE NOT OBLIGATIONS OR DEPOSITS OF, OR ENDORSED OR GUARANTEED BY, THE PROVIDENT BANK OR ITS AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The Riverfront Funds, Inc.
Stock Appreciation Fund
September 30, 1995


                             [GRAPH APPEARS HERE]

The graph that appears above represents a comparison between a $10,000 investment made on July 27, 1987 in shares of the Riverfront Stock Appreciation Fund, in the S&P 500 Index, and in the NASDAQ Composite Index. The chart indicates that $10,000 invested on July 27, 1987 in fund shares would have been worth $22,640 on September 30, 1995 as opposed to $23,721 and $23,993 had $10,000 been invested in the S&P 500 Index and in the NASDAQ Composite Index, respectively. Further, average annual total return of the Riverfront Stock Appreciation Fund was 25.12%, 22.21%, and 10.48% for the one-year, five-year, and since inception periods.

The preceding graphs reflect total return assuming a $10,000 initial investment in the fund as compared to a broad-based market index for the same period. Performances are based upon historical results and are not intended to indicate future performance.

                          THE RIVERFRONT FUNDS, INC.
                      Statement of Assets and Liabilities
                              September 30, 1995

                                                         Stock
                                                     Appreciation
                                                         Fund
                                                   ----------------
Assets
   Portfolio securities @ market value
      (includes Short-Term Investments)            $   40,633,005
   Cash                                                    45,696
   Financial Reserves Fund                              2,782,209
   Dividends and Interest receivable                       31,873
   Receivable from brokers for investments sold           999,251
   Prepaid expenses and other assets                        7,874
                                                   ----------------
      Total Assets                                     44,499,908
                                                   ----------------

Liabilities
   Dividends payable                                       17,723
   Accrued expenses                                         1,587
   Accrued audit & legal fees                              26,020
                                                   ----------------
      Total Liabilities                                    45,330
                                                   ----------------
Net Assets                                             44,454,578
Net Assets consist of:
   Paid in capital                                     35,265,902
   Net unrealized appreciation from investments         9,188,676
                                                   ----------------
      Net Assets                                   $   44,454,578
                                                   ================
Outstanding units of beneficial interest (shares)       4,445,453
                                                   ================
Net asset value - redemption and offering price    $        10.00
                                                   ================

See notes to financial statements.

                          THE RIVERFRONT FUNDS, INC.
                            Statement of Operations
                    For the period ended September 30, 1995

                                                             Stock
                                                         Appreciation
                                                             Fund
                                                       ----------------
Investment Income
Income
   Interest                                               $  368,293
   Dividends                                                 384,381
                                                          ----------
      Total Income                                           752,674
                                                          ----------

Expenses
   Management fees                                           439,627
   Custodial fees                                             24,666
   Legal fees                                                 36,163
   Distribution fees                                         279,882
   Servicing fees                                             99,958
   Transfer agent fees                                        75,871
   Legal & accounting fees                                    24,281
   Blue sky fees                                              18,296
   Board of directors fees                                     2,779
   Other                                                      43,421
                                                          ----------
      Total Expenses                                       1,044,944
                                                          ----------
Net Investment Loss                                         (292,270)
                                                          ----------

Realized and Unrealized Gains on Investments
   Net realized gains on investments                       3,024,858
   Change in unrealized appreciation                       5,538,265
                                                          ----------
      Net gain on investments                              8,563,123
                                                          ----------
Net increase in net assets resulting from operations      $8,270,853
                                                           =========

See notes to financial statements.

                          THE RIVERFRONT FUNDS, INC.
                      Statements of Changes in Net Assets
               For the period ended September 30, 1995 and 1994




                                                                  Stock Appreciation Fund
                                                               ----------------------------
                                                                   1995            1994
                                                               ------------    ------------
Increase (Decrease) in Net Assets -
   Operations:
   Net investment loss                                         $   (292,270)   $   (725,732)
   Net realized gain on investments                               3,024,858         715,333
   Change in unrealized appreciation                              5,538,265      (8,468,657)
                                                               ------------    ------------
      Net increase in net assets resulting from operations        8,270,853      (8,479,056)
                                                               ------------    ------------
Dividends to shareholders from:
   Net realized gain on investments                              (1,166,721)     (1,869,901)
   In excess of net realized gain                                                (1,566,848)
                                                               ------------    ------------
      Total dividends                                            (1,166,721)     (3,436,749)
                                                               ------------    ------------
Capital Share Transactions:
   (Notes 4 and 5)                                              (10,529,141)        463,566
                                                               ------------    ------------
      Total Increase (Decrease)                                  (3,425,009)    (11,452,239)
Net Assets Beginning of the Year                                 47,879,587      59,331,826
                                                               ------------    ------------
Net Assets End of the Year                                     $ 44,454,578    $ 47,879,587
                                                               ============    ============

See notes to financial statements.

THE RIVERFRONT FUNDS, INC.
The Riverfront Stock Appreciation Fund
Portfolio of Investments
09/30/95

  Units    Description                                                    Value
COMMON STOCK - 90.06%

Automobile-Mfg -  0.42%
  3,000    Ford Motor Co.                                                93,375
  2,000    General Motors Corp.                                          93,750
                                                                    -----------
                                                                        187,125

Banks-Super Regional -  2.94%
 15,000    Bank Of Boston Corp                                          714,375
 14,000    Corestates Financial Corp                                    512,750
  2,500    Norwest Corp.                                                 81,875
                                                                    -----------
                                                                      1,309,000

Beverages-Soft Drinks -  0.23%
  2,000    Pepsico Inc.                                                 102,000
                                                                    -----------

Bldg-Heavy Const -  0.17%
  2,000    Stone & Webster Inc.                                          75,500
                                                                    -----------

Business Services-Misc -  0.24%
  2,000    Reuters Holdings PLC ADR                                     105,750
                                                                    -----------

Chemicals-Plastics -  0.29%
  2,000    Eastman Chemical Co                                          128,000
                                                                    -----------

Chemicals-Specialty -  1.61%
  9,000    Hercules Corp.                                               522,000
  3,000    Morton International Inc.                                     93,000
  1,500    W.R. Grace & Co.                                             100,125
                                                                    -----------
                                                                        715,125

Computer-Integrated Syst - 0.86%
 10,000    Oracle Corp. ***                                             383,750
                                                                    -----------

Computer-Local Networks - 3.63%
  9,000    3Com Corp. ***                                               409,500
 13,500    Bay Networks                                                 720,562
  7,000    Cisco Systems Inc. ***                                       483,000
                                                                    -----------
                                                                      1,613,062

Computer-Memory Devices - 1.23%
 15,000    Read Rite Corp.                                              547,500
                                                                    -----------

Computer-Peripheral Eq - 2.83%
 16,000    Adaptec Inc. ***                                             660,000
  7,000    U.S. Robotics Inc.                                           596,750
                                                                    -----------
                                                                      1,256,750

Computer-Services - 2.62%
 10,000    H B O & Co                                                   625,000
 20,000    National Data Corp                                           537,500
                                                                    -----------
                                                                      1,162,500

Computer-Software - 4.00%
 20,000    Acclaim Entertainment Inc. ***                               515,000
 25,000    Informix Corp. ***                                           812,500
 15,000    Symantec Corp                                                450,000
                                                                    -----------
                                                                      1,777,500

Consumer Products-Misc - 1.00%
  7,500    Department 56 Inc.                                           352,500
  4,000    Jostens Inc.                                                  94,000
                                                                    -----------
                                                                        446,500

Diversified Operations - 0.23%
  1,500    Lockheed Martin Corp.                                        100,687
                                                                    -----------

Elec-Parts Distributors - 0.59%
  1,500    Arrow Electronics Inc. ***                                    81,562
  3,500    Avnet                                                        179,813
                                                                    -----------
                                                                        261,375

Elec-Semiconductors - 4.45%
 15,000    Analog Devices Inc. ***                                      519,375
  7,000    Cypress Semiconductor ***                                    269,500
 14,000    Linear Technology Corp.                                      581,000
  2,500    Motorola Inc.                                                191,250
  3,000    National Semiconductor Corp.                                  82,875
 10,000    Photronics Inc.                                              335,000
                                                                    -----------
                                                                      1,979,000

Finance-Consumer Loans - 2.18%
  9,000    Household International                                      558,000
 15,000    Olympic Financial Ltd                                        410,625
                                                                    -----------
                                                                        968,625

Finance-Investment Bkrs - 3.63%
  3,000    Merrill Lynch & Co. Inc.                                     187,500
 20,000    Raymond James Financial Inc.                                 435,000
 20,000    Schwab (Charles) Corp.                                       560,000
 16,875    Waterhouse Investment Services                               430,312
                                                                    -----------
                                                                      1,612,812

Finance-Mrgt&Rel Svc - 0.27%
  2,000    Green Tree Financial Corp.                                   122,000
                                                                    -----------

Finance-Savings & Loan - 1.63%
 15,000    Coast Savings Financial                                      393,750
 20,000    Glendale Federal Svgs Bank                                   330,000
                                                                    -----------
                                                                        723,750

Instruments-Scientific - 1.04%
 10,000    Helix Technology Corp.                                       462,500
                                                                    -----------

Insurance-Diversified - 0.24%
  2,000    Travelers Inc.                                               106,250
                                                                    -----------

Insurance-Prop/Cas/Titl - 1.74%
  3,354    Allstate Corp.                                               119,067
  7,500    Berkley W.R. Corp                                            340,313
  2,000    Cna Financial Corp                                           212,000
  2,500    Providian Corp                                               103,750
                                                                    -----------
                                                                        775,130

Leisure-Gaming - 2.02%
 10,000    Grand Casino                                                 406,250
 15,000    Mirage Resorts, Inc.                                         493,125
                                                                    -----------
                                                                        899,375

Leisure-Photo Equip/Rel - 0.18%
  2,000    Polaroid Corp.                                                79,500
                                                                    -----------

Leisure-Toys/Games/Hobby - 0.23%
  3,500    Mattel Inc.                                                  103,250
                                                                    -----------

Medical-Biomed/Genetics - 1.35%
 12,000    Amgen Inc. ***                                               598,500
                                                                    -----------

Medical-Drug/Diversified - 0.25%
  1,500    Bristol Myers Squibb Co.                                     109,312
                                                                    -----------

Medical-Drug - 1.36%
  3,000    Glaxo Holdings Plc Adr                                        72,375
  9,500    Merck & Co. Inc.                                             532,000
                                                                    -----------
                                                                        604,375

Medical-Hlth Maint Org - 1.10%
 10,000    United Healthcare Corp.                                      488,750
                                                                    -----------

Medical-Hospitals - 1.09%
 10,000    Columbia/Hca Healthcare Corp.                                486,250
                                                                    -----------

Medical-Instruments - 2.95%
 15,000    Idexx Laboratories Inc ***                                   558,750
 14,000    Medtronic Inc.                                               752,500
                                                                    -----------
                                                                      1,311,250

Medical-Outpnt/Hm Care - 1.15%
 20,000    Healthsouth Rehabil. Corp. ***                               510,000
                                                                    -----------

Medical-Products - 1.92%
 20,000    Boston Scientific Corp.                                      852,500
                                                                    -----------

Medical-Whsle Drg/Sund - 0.55%
 10,000    Gulf South Medical Supply                                    246,250
                                                                    -----------

Medical/Dental-Supplies - 4.32%
 20,000    Amsco Intl Inc.                                              397,500
 15,000    Mentor Corp.                                                 682,500
 20,000    Steris Corp. ***                                             842,500
                                                                    -----------
                                                                      1,922,500

Metal Ores-Non Ferrous - 0.22%
  3,000    Alcan Aluminium Ltd                                           97,125
                                                                    -----------

Office-Equip & Automatn - 0.83%
 15,000    In Focus Systems Inc.                                        369,375
                                                                    -----------

Oil & Gas-Field Services - 1.04%
 15,000    B. J. Services Co.                                           378,750
  2,000    Halliburton Co.                                               83,500
                                                                    -----------
                                                                        462,250

Oil & Gas-Intl Integrated - 0.34%
  1,500    Mobil Corp.                                                  149,437
                                                                    -----------

Paper & Paper Products - 1.13%
  7,500    Willamette Industries                                        500,625
                                                                    -----------

Retail-Apparel/Shoe - 3.54%
 15,000    Jones Apparel Group Inc.                                     534,375
 15,000    Just For Feet                                                461,250
 16,000    Mens Wearhouse Inc.                                          576,000
                                                                    -----------
                                                                      1,571,625

Retail-Consumer Elect - 1.28%
 18,000    Circuit City Stores Inc.                                     569,250
                                                                    -----------

Retail-Department Stores - 0.44%
  3,000    Federated Department Stores New                               85,125
  2,500    May Department Stores Co.                                    109,375
                                                                    -----------
                                                                        194,500

Retail-Mail Order & Direct - 1.18%
 15,000    Cuc International ***                                        523,125
                                                                    -----------

Retail-Major Chains - 0.33%
  2,000    Sears Roebuck & Co.                                           73,750
  3,000    Wal-Mart Stores Inc.                                          74,625
                                                                    -----------
                                                                        148,375

Retail-Misc/Diversified - 1.46%
 13,000    Sunglass Hut Intl Inc                                        650,000
                                                                    -----------

Retail-Restaurants - 7.05%
 20,000    Apple South Inc.                                             455,000
 22,500    Daka International Inc                                       736,875
 20,000    Landrys Seafood Restaurant                                   360,000
 14,000    Lone Star Steakhouse                                         574,000
  2,500    McDonalds Corp                                                95,625
 12,500    Papa John's Intl Inc.                                        562,500
  6,500    Starbucks Corp.                                              246,188
  5,000    Wendy's International Inc.                                   105,625
                                                                    -----------
                                                                      3,135,813

Retail/Whlse Computers - 1.93%
 20,000    Compusa Inc                                                  860,000
                                                                    -----------

Retail/Whlse Office Supl - 2.25%
 15,000    Corp Express                                                 365,625
 22,500    Staples Inc. ***                                             635,625
                                                                    -----------
                                                                      1,001,250

Shoes & Rel Apparel - 1.50%
  6,000    Nike Inc. Cl B                                               666,750
                                                                    -----------

Soap & Clng Preparatns - 0.24%
  1,500    Clorox Co.                                                   107,063
                                                                    -----------

Telecommunications-Equip - 2.91%
 10,000    Andrew Corp. ***                                             611,250
 20,000    Applied Innovation Inc. ***                                  325,000
 20,000    Eis Internatonal                                             357,500
                                                                    -----------
                                                                      1,293,750

Telecommunications-Svcs - 2.55%
 12,500    Active Voice Corp                                            354,688
 25,000    U.S. Long Distance Corp                                      376,563
 12,500    Worldcom Inc.                                                401,563
                                                                    -----------
                                                                      1,132,814

Textile-Apparel Mfg - 2.05%
 15,000    Donkenny Inc.                                                421,875
 10,000    St. John Knits Inc.                                          487,500
                                                                    -----------
                                                                        909,375

Tobacco - 0.28%
  1,500    Philip Morris Companies Inc.                                 125,250
                                                                    -----------

Transportation-Svcs - 0.97%
 15,000    U.S. Delivery System Inc                                     431,250
                                                                    -----------

COM. PAPER - 1.35%

Commercial Paper - 1.35%
 300,000    Heller Financial Inc
            5.74% due 10-05-95                                          300,000
 300,000    Household Fin Corp
            5.72% due 10-06-95                                          300,000
                                                                    -----------
                                                                        600,000

TOTAL INVESTMENTS
(Identified costs $31,444,329)                                      $40,633,005

CASH - 6.36%                                                          2,827,905

OTHER ASSETS
LESS LIABILITIES - 2.23%                                                993,668
                                                                    -----------

TOTAL RIVERFRONT STOCK
APPRECIATION FUND - 100.00%                                         $44,454,578
                                                                    ===========

*** Non-income producing securities.

THE RIVERFRONT FUNDS, INC.
Stock Appreciation Fund

                             Financial Highlights

                                                                For the period ended September 30,
                                               -------------------------------------------------------------------
                                                1995           1994           1993           1992            1991
                                               -------------------------------------------------------------------
Net Asset Value, Beginning of Period           $ 8.25         $10.18         $ 7.98         $ 7.70          $ 4.64
                                               ------         ------         ------         ------          ------
Investment Activities
   Net investment income                        (0.07)         (0.12)         (0.17)         (0.08)          (0.11)
   Net realized and unrealized gains
      (losses) on securities                     2.14          (1.26)          2.57           1.41            3.17
                                               ------         ------         ------         ------          ------
      Total from Investment Activities           2.07          (1.38)          2.40           1.33            3.06
                                               ------         ------         ------         ------          ------
Distributions
   From net investment income
   From net realized gains                      (0.32)         (0.55)         (0.20)         (1.05)
   Returns of capital
                                               ------         ------         ------         ------          ------
      Total Distributions                       (0.32)         (0.55)         (0.20)         (1.05)
                                               ------         ------         ------         ------          ------
Net Asset Value, End of Period                 $10.00         $ 8.25         $10.18         $ 7.98          $ 7.70
                                               ======         ======         ======         ======          ======
Total Return                                    25.12 %       (13.91)%        30.61 %        16.69 %         66.04 %

Net Assets, End of Period ($ Millions)          44.50          47.88          59.33          28.75            9.60

Ratio of expenses to average net assets          2.61 %         2.44 %         2.47 %         2.70 %          2.89 %

Ratio of net loss to average net assets         (0.73)%        (1.35)%        (1.85)%        (1.00)%         (1.72)%

Portfolio Turnover Rate                           197 %          254 %          216 %          288 %           240 %
                                               ------         ------         ------         ------          ------

The per share data above have been restated to reflect the impact of the change of the net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.

See notes to financial statements.

                      RIVERFRONT STOCK APPRECIATION FUND
                         NOTES TO FINANCIAL STATEMENTS
                         Year Ended September 30, 1995

Note 1 - Significant Accounting Policies
----------------------------------------

The Riverfront Stock Appreciation Fund (the "Fund") is a series of shares of The Riverfront Funds, Inc. (the "Company"). The Company was incorporated in Maryland on March 27, 1990. The Company is an open-end management investment company which currently issues six series of shares of capital stock. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.  Securities Trading and Valuation

     Securities transactions are accounted for on the trade date (i.e. the date the order to buy or sell is executed).

     Current values for the Fund's securities are determined as follows:

     (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Directors;

     (2) Securities traded in the over-the-counter market, other than NMS, for which market quotations are readily available, or in the event no sale has occurred under (1) above, are valued at the mean of the bid and asked prices at the time of valuation;

     (3) Short-term instruments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; short-term instruments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium of accretion of discount) which, when combined with accrued interest, approximates market; and which in either case reflects fair value as determined by the Board of Directors;

     (4) Short-term money market instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Board of Directors; and


                                   continued

                       RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995

     (5) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Directors: (a) securities, including restricted securities, for which complete quotations are not readily available, (b) listed securities or those on NMS if, in the Company's opinion, the last sales price does not reflect a current market value or if no sale occurred, and (c) other assets.

B. Income Taxes

The Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code for so long as such qualification is in the best interest of its shareholders. The Fund contemplates declaring as dividends 100% of its investment company taxable income (before deduction of dividends paid). The Fund intends to declare and distribute to its shareholders dividends from net investment income monthly and to distribute all net realized long-term capital gains at least annually.

C. Securities Gains or Losses and Investment Income

Gain or loss on the sale of portfolio securities is determined on the identified cost basis. Interest income is recorded on the accrual basis and includes the amortization of bond discount and premium. Dividend income from securities held will be recorded on the ex-date of the dividend.

D. Fund Expenses

The Fund bears the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Directors of the Company, Commission fees, state securities qualification fees and expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian and transfer agency, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Company's existence, costs of shareholders' and directors' reports and meetings, distribution expenses incurred pursuant to the Distribution Plans, servicing fees incurred pursuant to the Services Plan, and any extraordinary expenses incurred in the Fund's operations.

Note 2 - Investment Advisory, Administrative, and Distribution Agreements
-------------------------------------------------------------------------

Investment advisory services are provided by The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 ("Provident") pursuant to the Investment Advisory Agreement dated August 1, 1994, as amended as of July 6, 1995 (with respect to the Stock Appreciation Fund) (the "Investment Advisory Agreement").



                                   continued

                      RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Fund pay Provident a fee, computed daily and paid monthly, at an annaul rate calculated as a percentage of the average daily net assets of the Fund. The annual rate for the Fund is as follows: eighty one-
hundredths of one percent (0.80%).   Provident may periodically voluntarily
reduce all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services serves as administrator (the "Administrator") to the Fund pursuant to the Administration Agreement dated February 1, 1994, as amended as of July 6, 1995 (the "Administration Agreement").

The Administrator receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to a fee calculated at the annual rate of 0.20% of the Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

BISYS Fund Services serves as distributor to the Fund pursuant to the Distribution Agreement dated February 1, 1994, as amended July 6, 1995 (the "Distribution Agreement").

The Fund has adopted a Distribution and Shareholder Service Plan and Agreement relating to its Investor A class of shares (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a Distribution and Shareholder Service Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act relating to its Investor B Class of Shares (the "Investor B Plan").

Rule 12b-1 regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Fund adopted both its Investor A Plan and Investor B Plan prior to the public offering of its shares of that class. The Investor A Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount up to 0.25% of such Fund's average daily net asset value of its Investor A Shares for any fiscal year occurring after the inception of that Investor A Plan.

The Investor B Plan authorizes the Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 1.00% of the average daily net asset value of the Investor B Shares of the Fund. Pursuant to the Investor B Plan, the Fund is authorized to pay or reimburse the Distributor of Investor B shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B shares of the Fund
(the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee").

                                   continued

                      RIVERFRONT STOCK APPRECIATION FUND
                    NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995


Note 3 - Custodian and Transfer Agent
-------------------------------------

In addition to serving as investment adviser, Provident has entered into and Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement with the Company to provide custody and certain fund accounting services to the Fund. Under the Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement dated as of August 1, 1994, as amended July 6, 1995, Provident receives an annual fee from the Fund, computed daily and paid monthly, at an annual rate of 0.15%, of the average daily net assets of the Fund.

Under the Master Transfer and Recordkeeping Agreement, Provident receives from the Fund for its Investor A shares a fee, computed daily and paid monthly at the annual rate of 0.04% of the average daily net assets of that Fund's Investor A shares. With respect to the Fund's Investor B shares, Provident receives from the Fund a $20,000 annual fee plus $23 per Investor B shareholder account, certain other fees for IRAs and payroll deduction plans, and out-of-pocket expenses. Pursuant to a Sub-Transfer Agency Agreement dated as of January 1, 1995, as amended July 6, 1995, between Provident and BISYS Fund Services Ohio, Inc., an affiliate of the Distributor ("BISYS"). BISYS provides sub-transfer agency services for the Investor B shares of the Fund. For such services, BISYS receives from Provident an annual fee of $20,000, $23 per Investor B shareholder account and certain other fixed fees and out-of-pocket expenses.

Note  4 - Acquisition of MIM Stock Appreciation Fund and MIM stock Growth Fund
------------------------------------------------------------------------------
On September 30, 1995, Riverfront Stock Appreciation Fund acquired all the net assets of the MIM Stock Appreciation Fund and MIM Stock Growth Fund pursuant to a plan of reorganization and liquidation approved by the MIM shareholder on September 27, 1995. The acquisition was accomplished by a tax free exchange of Riverfront Stock Appreciation Fund shares for the net assets of the MIM Stock Appreciation Fund and MIM Stock Growth Fund. The combined net assets immediately after the acquisition amounted to $44,454,578.



                                   continued

                      RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995


Note 5 - Capital Share Transactions
-----------------------------------

As of September 30, 1995, the Company has authorized 3,000,000,000 shares of $.001 par value capital stock, of which 125,000,000 are designated Investor A Shares of the Fund and 125,000,000 are designated Investor B Shares of the Fund. The Board of Directors of the Company is authorized to divide the Company's capital stock into unlimited shares and classes. The shares of the Stock Appreciation portfolio are offered in two separate classes: Investor A shares and Investor B shares. Transactions in capital shares were as follows:

                                           Shares
                                          ---------

Shares sold - Investor A                          0

Shares issued in connection with
 acquisition of MIM Stock Appreciation
 Fund - Investor A                        4,445,453

Shares redeemed - Investor A                      0
                                          ---------

Net increase                              4,445,453

Note 6 - Purchases and Sales of Portfolio Investments
-----------------------------------------------------

For the year ended September 30, 1995, aggregate purchases and sales of portfolio securities were as follows in the Fund.

                           Purchases       Sales
                          ------------  ------------
Investment securities     $ 78,947,212  $ 88,169,661
Short-term investments     129,517,000   136,217,000
Treasury obligations         4,940,216     7,950,000


Note 7 - Related Party Transactions
-----------------------------------

For the year ended September 30, 1995, the Fund had yet to pay any fees to related parties.




                                   continued

                       RIVERFRONT STOCK APPRECIATION FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         Year Ended September 30, 1995


Note 8 - Financial Instrument Disclosures
-----------------------------------------

There are no reportable financial instruments which have any off-balance sheet risk at September 30, 1995.


Note 9 - Securities Transactions
--------------------------------

For federal income tax purposes, the cost of investments owned at September 30, 1995 was the same as identified cost.

As of September 30, 1995, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                 Appreciation      Depreciation      Net Appreciation
                 ------------      ------------      ----------------
                  $9,680,634        ($491,958)          $9,188,676

                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------



To The Shareholders and Board of Directors
The Riverfront Stock Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of the Riverfront Stock Appreciation Fund (a series of The Riverfront Funds, Inc.), including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Riverfront Stock Appreciation Fund of The Riverfront Funds, Inc. as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
October 11, 1995